UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): December 13, 2007

R.H. DONNELLEY CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	1-07155	13-2740040
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

1001 Winstead Drive, Cary NC		27513
(Address of principal		(Zip Code)
executive offices)
Registrant’s telephone number,
including area code:
(919) 297-1600
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03       Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year
On December 13, 2007, the Board of Directors of R.H. Donnelley Corporation (the “Company”) approved amendments effective immediately to Article IV of the Company’s Third Amended and Restated Bylaws (the “Bylaws”) to allow for the issuance and transfer of uncertificated shares of the Company’s stock. The amendment was adopted to comply with a requirement of the New York Stock Exchange that all listed securities be eligible for a direct registration system administered by a securities depository, such as the Depository Trust Company, by January 1, 2008. The Company’s participation in a direct registration system will enable investors to have their ownership of the Company’s stock to be electronically registered in their names without the need for a physical certificate.
The text of amended Article IV of the Company’s Third Amended and Restated Bylaws is attached as Exhibit 3.2 to this report and is incorporated herein by reference.
Item 9.01       Financial Statements and Exhibits.
(d)	Exhibits

3.2	Text of Amended Article IV of the Third Amended and Restated Bylaws of R.H. Donnelley Corporation

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

R.H. DONNELLEY CORPORATION

/s/ Robert J. Bush

Robert J. Bush Senior Vice President and General Counsel

Date: December 18, 2007

EXHIBIT INDEX

Exhibit
Number	Description

3.2	Text of Amended Article IV of the Third Amended and Restated Bylaws of R.H. Donnelley Corporation